                                                                EXHIBIT 99.5



               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated February 11, 2000, on our audit of the combined statement of revenue and certain expenses of Ocean View at Sunset Pointe for the year ended December 31, 1998 which report appears in the Form 8-K/A for Charles E. Smith Residential Realty, Inc. dated March 2, 2000 filed with the Securities and Exchange Commission.

                                       /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
March 2, 2000